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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 24, 2004


                           FREMONT GENERAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


          1-8007                                         95-2815260
(Commission File Number)                    (I.R.S. Employer Identification No.)


     2020 SANTA MONICA BOULEVARD - SUITE 600 SANTA MONICA, CA     90404
               (Address of Principal Executive Offices)         (Zip Code)

                                 (310) 315-5500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changes Since Last Report)





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ITEM 5. OTHER EVENTS.


On May 24, 2004, Standard & Poor's Ratings Services revised its outlook on its ratings on Fremont General Corporation ("Fremont") to positive from stable. The ratings on Fremont were affirmed.










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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FREMONT GENERAL CORPORATION


Date:  May 26, 2004                      BY: /s/  Patrick E. Lamb
                                         --------------------------------
                                         Patrick E. Lamb, Senior Vice President,
                                         Chief Financial Officer and Treasurer


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